Exhibit 99.1

Joint Filer Information

Name and Address of Reporting Person:	Phlcorp Holding LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	July 29, 2011

Designated Filer:	Leucadia National Corporation

Signature:

PHLCORP HOLDING LLC

By:	/s/ Barbara L. Lowenthal
	Name:	Barbara L. Lowenthal
	Title:	Vice President

Dated:  August 3, 2011

(1)  Directly owned by BEI-Longhorn, LLC (“BEI Longhorn”).  Indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”),  Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	Baldwin Enterprises, Inc.
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	July 29, 2011

Designated Filer:	Leucadia National Corporation

Signature:

BALDWIN ENTERPRISES, INC.

By:	/s/ Barbara L. Lowenthal
	Name:	Barbara L. Lowenthal
	Title:	Vice President

Dated:  August 3, 2011

(1)  Directly owned by BEI-Longhorn, LLC (“BEI Longhorn”).  Indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”),  Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	BEI Arch Holdings, LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	July 29, 2011

Designated Filer:	Leucadia National Corporation

Signature:

BEI ARCH HOLDINGS, LLC
By:  Baldwin Enterprises, Inc.
Its Sole Member

By:	/s/ Barbara L. Lowenthal
	Name:	Barbara L. Lowenthal
	Title:	Vice President

Dated:  August 3, 2011

(1)  Directly owned by BEI-Longhorn, LLC (“BEI Longhorn”).  Indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”),  Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

Joint Filer Information

Name and Address of Reporting Person:	BEI-Longhorn, LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	July 29, 2011

Designated Filer:	Leucadia National Corporation

Signature:

BEI-LONGHORN, LLC
By: BEI Arch Holdings, LLC
Its Sole Member

By:  Baldwin Enterprises, Inc.
Its Sole Member

By:	/s/ Barbara L. Lowenthal
	Name:	Barbara L. Lowenthal
	Title:	Vice President

Dated:  August 3, 2011

(1)  Directly owned by BEI-Longhorn, LLC (“BEI Longhorn”).  Indirectly owned by BEI Arch Holdings, LLC (“BEI Arch”),  Baldwin Enterprises, Inc. (“Baldwin”), Phlcorp Holding LLC (“Phlcorp”) and Leucadia National Corporation (“Leucadia”).  BEI Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.